Company Update JANUARY 2017 Exhibit 99.3

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the potential market opportunity and net sales for SUSTOL®, HTX-019 and HTX-011, whether the HTX-011 Phase 2 study results are indicative of the results in future studies, the sufficiency of the Phase 2 data to allow the commencement of Phase 3 registration studies for HTX-011, the timing of the NDA filing for HTX-011 and HTX-019, the timing of initiating Phase 3 studies for HTX-011, the projected sufficiency of our capital position for future periods, our ability to repay any indebtedness, the progress in the research and development of HTX-011 and our other programs, including the timing of preclinical, clinical, and manufacturing activities, safety and efficacy results from our studies, and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Preclinical Clinical NDA Approved SUSTOL® (granisetron) extended-release injection CINVANTI™ (HTX-019) aprepitant for injection HTX-011 bupivacaine + meloxicam ER Local Administration HTX-011 bupivacaine + meloxicam ER Nerve Block IV NK1 for CINV Prevention Status of Product Portfolio Now Approved by U.S. Food and Drug Administration Post-Op Pain in Local Administration NDA submission January 2017 Data from four positive Phase 2 studies in multiple surgical models CINV Pain Phase 2 program in nerve block initiated Post-Op Pain in Nerve Block

CINV PROGRAMS: SUSTOL® CINVANTI™ (aprepitant for injection)

SUSTOL® Performance

Launch Update

Date of first commercial sale: **October 11, 2016**

Q4 performance: **~3,200 units sold, $495 WAC, ~$1.1M net sales**

75 practices have begun trial and evaluation of SUSTOL representing **~20% of the 1.4M targeted Aloxi units**

Positive payer coverage: **all 12 Medicare MACs** covering (44M lives) and commercial plans representing **139M**

Market Research Insights
(Conducted eight weeks post-launch)

- Practices go through a **"buying process" to evaluate adoption** of new drugs which may last several quarters
  - Practices assess coverage, time to payment, reimbursement rate in addition to clinical experience and impact to practice operations
- HCPs who have begun SUSTOL trial, report **positive experiences both clinically and operationally**
- Most RNs with SUSTOL experience are **satisfied** and have been able to **administer it successfully**

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

5

46 Percent of MDs Evaluating SUSTOL® as Potential Branded Agent of Choice (~6-9 Month Timeline)

Degree of MD Experience With SUSTOL



100%
80%
60%
40%
20%
0%
17%
I and other MDs in my practice have used SUSTOL
23%
I have used SUSTOL but other MDs have not
11%
I have not used SUSTOL but other MDs have
5%
We will try SUSTOL and are operationalizing it
23%
SUSTOL is under consideration
7%
We have decided not to use SUSTOL
13%
No discussions regarding SUSTOL to date

Which of the following best describes you / your practice? Please select one.
- Putnam Physician Survey Nov 2016 (N=85)

Practice's Experience With SUSTOL Trial



Efficacy 8% 38% 31%
Safety 8% 38% 31%
Preparation and administration 8% 46% 23%
Payer coverage 8% 31% 15%
Impact to practice operations 15% 31% 8%
Payer reimbursement rate / time 8% 23% 8%
Extremely positive (6-7)
Positive (5)
Negative (3)
Extremely Negative (1-2)

What has been the experience with SUSTOL use in your practice? Please rate 1-7.
- Putnam Practice Manager Survey Nov 2016 (N=40)

Timing for SUSTOL To Be Brand of Choice



100%
80%
60%
40%
20%
0%
6%
1-3 months
27%
4-6 months
13%
> 6 months
10%
SUSTOL will probably be our brand of choice but not sure when
39%
Not yet sure if SUSTOL will become our brand of choice
5%
SUSTOL won't be our brand of choice

In what timeframe do you expect SUSTOL to become the practice's branded 5-HT3 of choice?
- Putnam Physician Survey Nov 2016 (N=85)

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

6

2017 CINV Franchise Outlook Heron expects steady but measured growth in SUSTOL® trial and adoption Anticipate $15M - $25M in SUSTOL net sales in 2017 CINVANTI™ (HTX-019) program advancing File NDA in January 2017 Anticipate approval Q4 2017, launch Q1 2018 If approved, Heron would be the first company to address both mechanisms of action for the prophylaxis of CINV with injectable products Offers strong strategic and operational fit with existing commercial organization

Post-Operative Pain Program HTX-011: Proprietary Extended-Release Combination of Bupivacaine + Meloxicam

Market Is Large and Local Anesthetic Use Is Common, but Long-Acting Anesthetics Have Not Fulfilled the Promise

Procedures Requiring Post-Operative Pain Relief, 2015-2020[1]



Number of Procedures (Millions)
35
30
25
20
15
10
5
0
28
29
30
31
31
32
2015
2016
2017
2018
2019
2020

Procedure growth driven by aging population and more active seniors

Local Anesthetic Usage Across Key Surgeries, 2015[1*]



3% long-acting anesthetics
74% Generic local anesthetics
23% No local anesthetics

Key Limiters of Current Long-Acting Anesthetics Penetration

- Perceived inability to achieve marketed duration of efficacy[2]
- No large scale studies have shown superiority versus bupivacaine solution
- HCPs not persuaded that incremental efficacy is worth the cost
- Formulary access restrictions[2]
  - Many institutions restrict usage to certain departments, procedures, or do not have a long-acting local anesthetic on formulary
  - Very low penetration in ASC and office settings[1]

*Sources: 1- DRG claims analysis (2015), DRG Post-Operative Pain Pharmacor; 2- DRG physician and P&T member interviews (2016; n=106); *Based on analysis of current post-operative pain management across 40 target procedures (~28M procedures)*

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

9

HTX-011 Has the Potential to Transform Post-Operative Pain Management Product Attribute Generic Local Anesthetics Long-Acting Local Anesthetics HTX-011 Extended-release formulation No Yes Yes Synergistic MOA potentiates local anesthetic efficacy by reducing inflammation No No Yes Consistent 72 hour efficacy No No Yes Head-to-head superiority vs. bupivacaine N/A No Yes Applicable in large and small procedures without admixture with bupivacaine solution N/A No Yes Flexible administration with potential safety advantages No No Yes “I would love a product that is superior to Exparel® in that it actually provided 72 hours of pain relief; this would reduce rates of nausea, vomiting, and constipation and help us discharge patients sooner.” – General Surgeon1 “We’re looking for an injectable lasting 72 hours; this would address the critical, most painful window of time following surgery and could potentially eliminate the need for additional pain treatments.” – Plastic Surgeon1 “If a local anesthetic could provide significant pain relief for 48-72 hours, patients could be up and moving more quickly and have significant reduction in length of stay as well as opioid use post-operatively.” – Orthopedic Surgeon1 “If we could numb the surgical area for three days, we would have a lot of patient satisfaction and if a patient is satisfied, they’re not going to be calling us for the next three days. – Anesthesiologist1 Source: 1 – DRG physician and P&T member interviews (2016; n=106)

Biochronomer® Bupivacaine Produced Significant Reductions in Pain in Preclinical Models1 Pig Post-Operative Pain Model Post-operative pain model in pigs from Castle et al, 2013 EPJ Human dose of bupivacaine liposome with 40% smaller incision (n=4 pigs) Higher bar = greater analgesia

Inflammation Plays a Key Role in Pain Management

(Current local anesthetics do not address this)



BUPH+
BUPN + H+
Diffusable Form
Outside membrane
Nerve Cell Membrane
Inside membrane
Active Form
BUPH+
BUPN + H+

- Inflammation produces an acidic environment
- Shifts the balance to ionized form, which is unable to penetrate nerve cell membrane

- Acidic environment associated with inflammation results in far less drug penetrating the nerve membrane and reduced anesthetic effects[1,2]
- Bupivacaine is very sensitive to reduced pH
- Addition of meloxicam is designed to help reduce local inflammation and allow bupivacaine to work better in the first several days after surgery

1. Ueno, et al. J of Inflammation Research 1:41-48 2008.
2. Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006

12

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

HTX-011’s Unique Combination of Bupivacaine & Meloxicam Produced Marked Analgesia Through 72 Hours1 Pig Post-Operative Pain Model Post-operative pain model in pigs from Castle et al, 2013 EPJ Human dose of bupivacaine liposome with 40% smaller incision (n=4 pigs in each arm) Higher bar = Greater analgesia

Activity of HTX-011 Cannot Be Replicated By Systemic Administration of Meloxicam Along With ER Bupivacaine *Same dose of meloxicam as in HTX-011 administered SQ Post-operative pain model in pigs from Castle et al, 2013 EPJ Pig Post-Operative Pain Model (n=4 pigs in each arm) Higher bar = Greater analgesia

HTX-011 Clinical Experience Shows It Has the Potential to Transform Post-Operative Pain Control Previously released HTX-011 clinical data has demonstrated: Unprecedented statistically significant reductions in both pain and opioid use lasting up to 96 hours after surgery Utility in both small procedures (bunion) and medium size procedures (hernia) Ease of use: instillation, which is a faster, easier and potentially safer route of administration was demonstrated to be equally effective to standard injections Future studies will utilize the instillation route of administration, as appropriate Formulation work now complete; only data from the optimized formulation will be presented in the future Data included in this presentation will further confirm the above and provide evidence of even broader utility, including one of the largest incisions, abdominoplasty

HTX-011 Study 203: Phase 2 Abdominoplasty

Study 203: Abdominoplasty Study Design & Demographics HTX-011 200mg Inj Saline Placebo Injection HTX-011 400mg Inj HTX-011 600mg Inj HTX-011 400mg Instillation* Saline Placebo Instillation* HTX-011 400 mg significantly reduced pain (SPI0-24 p=0.012); no additional benefit seen with 600mg Characteristic Parameter Saline Placebo HTX-011 400mg Age (Years) n 21 20   Mean 43.0 41.4   Minimum 29 27   Maximum 58 60 Gender n (%) Male 0 (0) 0 (0)   Female 21 (100) 20 (100) Race n (%) Caucasian 16 (76.2) 15 (75.0)   African American 5 (23.8) 5 (25.0) Asian 0 (0) 0 (0)   Other 0 (0) 0 (0) Ethnicity n (%) Hispanic 5 (23.8) 7 (35.0)   Not Hispanic 16 (76.2) 13 (65.0) *Drug products predominately instilled with a small number of injections around the plication Data from instillation, the optimal route of administration, presented

Compared to injection, instillation into the incision site is: Easier to administer and less invasive, avoiding up to 50 or more injections into the skin with large operations Safer, reducing the risk of venous puncture HTX-011: Instillation Faster, Easier and Potentially Safer

Study 203: Mean Pain Intensity Scores* HTX-011 Is Significantly Better Than Placebo Through 96 Hours After Abdominoplasty Results confirm that HTX-011 can be successfully used in even the largest incisions 53 patients an arm should be sufficient to achieve p<0.05 for SPI0-24 SPI0-24 p=0.086 SPI0-96 p=0.010 SPI0-48 p=0.018 SPI0-72 p=0.016 SPI24-48 p=0.007 SPI72-96 p=0.016 *LOCF method used to account for missing data, no adjustment for use of rescue medications SPI0-72 would likely be the Phase 3 endpoint

Study 203: HTX-011 Significantly Reduces Opioid Use Mean Opioid Rescue Over Time Placebo (P) (n=21) HTX-011 400 mg (n=20) 0 – 24 hours 25.9mg 16.1mg p=0.014 0 – 48 hours 40.8mg 27.2mg p=0.021 0 – 72 hours 51.3mg 32.7mg p=0.011 0 – 96 hours 52.9mg 33.2mg p=0.011 HTX-011 produced significant reductions in opioid rescue medication through 96 hours after abdominoplasty

Study 203: Treatment-Emergent Related Adverse Reactions for All Cohorts* Preferred Term Saline Placebo (n=84) HTX-011 (n=68) Any Adverse Event 25.0% 25.0%       Nausea 7.1% 7.4% Vomiting 1.2% 2.9% Headache 3.6% 7.4% Dizziness 3.6% 0 Hypoesthesia 1.2% 2.9% Wound dehiscence 2.4% 1.5% Pruritus 8.3% 2.9% Hypotension 2.4% 4.4% Decreased appetite 0 2.9% *Adverse events considered at least possibly related with an incidence of >2%

HTX-011 Study 208: Phase 2 Bunionectomy

Study 208: Bunionectomy Study Design & Demographics HTX-011 200mg Bupivacaine 50mg Saline Placebo HTX-011 120mg HTX-011 60mg HTX-002 120mg HTX-009 120mg HTX-011 30mg on-going Characteristic Parameter Saline Bupivacaine HTX-011 200mg HTX-011 120mg HTX-011 60mg Age (Years) n 86 15 30 56 35   Mean 49.9 52.7 52 49.6 54.2   Minimum 21 36 20 24 24   Maximum 76 84 71 75 76 Gender n (%) Male 12 (14.0) 2 (13.3) 5 (16.7)) 11 (19.6) 4 (11.4)   Female 74 (86.0) 13 (86.7) 25 (83.3) 45 (80.4) 31 (88.6) Race n (%) Caucasian 50 (58.1) 8 (53.3) 24 (80.0) 38 (67.9) 21(60.0)   African American 30 (34.9) 6 (40.0) 4 (13.3) 17 (30.4) 13 (37.1) Other 6 (7.0) 1 (6.7) 2 (6.7) 1 (1.8) 1 (2.9) Ethnicity n (%) Hispanic 21 (24.4) 2 (13.3) 5 (16.7) 18 (32.1) 7 (20.0)   Not Hispanic 65 (75.6) 13 (86.7) 25 (83.3) 38 (67.9) 28 (80.0) Open wound and closed wound injections combined

Study 208: Mean Pain Intensity Scores*

HTX-011 Is Significantly Better Than Placebo For All Doses Tested



Mean Pain Intensity
Hours
SPI24-48
200mg v P: p=0.0025
120mg v P: p=0.0169
60mg v P: p=0.170
SPI0-24
200mg v P: p<0.0001
120mg v P: p<0.0001
60mg v P: p<0.0001
SPI0-48
200mg v P: p<0.0001
120mg v P: p<0.0001
60mg v P: p=0.0063
SPI0-72
200mg v P: p<0.0001
120mg v P: p=0.0009
60mg v P: p=0.0353
SPI0-96
200mg v P: p<0.0001
120mg v P: p=0.0018
60mg v P: p=0.061
HTX-011 200mg
HTX-011 120mg
HTX-011 60mg
Bupivacaine 50mg
Saline Placebo

SPI_{0-72} would likely be the Phase 3 endpoint

*LOCF method used to account for missing data, no adjustment for use of rescue medications

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

24

Study 208: Mean Pain Intensity Scores*

HTX-011 Is Significantly Better Than Bupivacaine For All Doses Tested



SPI24-48
200mg v P: p=0.0029
120mg v P: p=0.0201
60mg v P: p=0.127
SPI0-48
200mg v B: p<0.0001
120mg v B: p=0.0009
60mg v B: p=0.0206
SPI0-72
200mg v B: p=0.0001
120mg v B: p=0.0103
60mg v B: p=0.0849
SPI0-96
200mg v B: p=0.002
120mg v B: p=0.034
60mg v B: p=0.196
SPI0-24
200mg v B: p<0.0001
120mg v B: p=0.0002
60mg v B: p=0.0031
Mean Pain Intensity
Hours
HTX-011 200mg
HTX-011 120mg
HTX-011 60mg
Bupivacaine 50mg
Saline Placebo

60mg of bupivacaine combined with meloxicam in HTX-011 is significantly better than 50mg of bupivacaine solution through 48 hours

*LOCF method used to account for missing data, no adjustment for use of rescue medications

HERON THERAPEUTICS

25

Study 208: HTX-011 Significantly Reduces Opioid Use

Mean Opioid Rescue Over Time	Placebo (P) (n=86)	Bupivacaine Solution (B) (n=15)	HTX-011 120 mg (n=56)	HTX-011 60 mg (n=35)
0 – 24 hours	16.5mg	16.3mg	8.0mg p<0.0001 v P p=0.0008 v B	8.2mg p<0.0001 v P p=0.002 v B
0 – 48 hours	26.6mg	28.6mg	17.8mg p=0.0008 v P p=0.0117 v B	15.2mg p=0.0009 v P p=0.0103 v B
0 – 72 hours	33.2mg	35.8mg	23.8mg p=0.0122 v P p=0.0457 v B	20.5mg p=0.0053 v P p=0.0226 v B
0 – 96 hours	33.8mg	35.8mg	24.6mg p=0.0181 v P p=0.0727 v B	20.7mg p=0.005 v P p=0.0255 v B

Doses down to 60mg HTX-011 produced significant reductions in opioid rescue medication and significant increases in median time to first opioid (increased by 300%) and the percent of opioid-free patients through 96 hours (increased by 240%)

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

26

Study 208: Treatment-Emergent Related Adverse Reactions for All Cohorts* Preferred Term Saline Placebo (n=86) Bupivacaine (n=15) HTX-011 (n=121) Any Adverse Event 20.9% 20.0% 27.3%         Nausea 9.3% 13.3% 14.0% Vomiting 11.6% 6.7% 3.3% Erythema 1.2% 0 5.0% Headache 1.2% 0 5.8% Swelling 0 0 2.5% *Adverse events considered at least possibly related with an incidence of >2%

HTX-011 Is Significantly Better Than Individual Components Providing Evidence of Synergy


HTX-011 120mg
HTX-002 120mg (Bupivacaine Alone n=26))
HTX-009 (Meloxicam Alone n=30)
Saline Placebo
Mean Pain Intensity
Hours
0
1
2
3
4
5
6
7
8
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
SPI0-24
120mg v 002: p<0.0001
120mg v 009: p<0.0001
SPI0-48
120mg v 002: p=0.0001
120mg v 009: p=0.0042
SPI0-72
120mg v 002: p=0.0007
120mg v 009: p=0.084
SPI0-96
120mg v 002: p=0.0011
120mg v 009: p=0.238

*LOCF method used to account for missing data, no adjustment for use of rescue medications

28

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

Confirmation of the MeloxicaM hypothesis

No Extended Release Bupivacaine Has Demonstrated a PK–PD Relationship EXPAREL® (ER Bupivacaine) No PK-PD Relationship HTX-002 (ER Bupivacaine) No PK-PD Relationship PK – PD data from Exparel® Bunionectomy Study; Golf, et. al.

Unique Combination of Bupivacaine & Meloxicam Demonstrates Clear PK–PD Relationship For the first time an extended release local anesthetic has shown a clinical PK – PD relationship Study 208 Similar PK – PD relationship observed with HTX-011 in Study 202 Hernia Repair

Heron Established Synergy of Bupivacaine & Meloxicam Statistically significant superiority of HTX-011 directly compared to bupivacaine alone or meloxicam alone in the Biochronomer polymer in Study 208 Statistically significantly superiority of similar doses of HTX-011 versus bupivacaine solution in Study 208 for pain and opiate use HTX-011 is the first extended release local anesthetic to show a clear PK – PD relationship Synergy of HTX-011 co-formulation established versus local bupivacaine plus systemically administered meloxicam 1 2 3 4 9 patents filed on the combination Robust market protection through 2035

Post-Operative Pain Program Summary

Summary: HTX-011 Is Poised to Fulfill the Promise of Long-Acting Local Anesthetics in Post-Op Pain Large, growing market opportunity ü Differentiated, synergistic mechanism addresses inflammation – a key inhibitor of both generic and long-acting local anesthetics ü Demonstrated superiority vs. generic bupivacaine solution supports value story ü Consistent 72-hour efficacy Pain reduction Opioid reduction ü Applicable in large and small procedures without admixture with bupivacaine solution – reducing chance of dosing errors and systemic toxicity ü Flexible administration with potential safety advantages ü Potential to address most pressing unmet needs cited by key stakeholders – patients, surgeons, anesthesiologists & formulary decision makers ü De-risked Phase 3 development program and extensive patent protection through 2035 ü

Key Catalysts in Pain & CINV Franchises HTX-011 for Post-Operative Pain CINVANTI™ (HTX-019) for CINV SUSTOL® for CINV Early Q1 Top-line abdominoplasty data Q1 (Jan.) – NDA submission 2017 net sales guidance: $15M - $25M Early Q1 Phase 2 program in nerve block initiated Q4 – NDA Approval End-of-Phase 2 Initiation of Phase 3 studies NDA filing 2018